                                              Exhibit 99.1

Apollo Global Management, Inc. Reports Fourth Quarter and Full Year 2020 Results

New York, February 3, 2021 — Apollo Global Management, Inc. (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”) today reported results for the fourth quarter and full year ended December 31, 2020.
"The last decade has been a time of remarkable growth for Apollo and we believe our diversified platform has never been stronger. In the past year alone, we have added $124 billion in AUM or 38% – including $22 billion in the last quarter – to bring our total AUM to $455 billion," said Leon Black, Founder, Chairman and Chief Executive Officer. "As part of our firm’s continued development, we are working on enhancements to our corporate governance that, subject to approvals, will be industry leading. In addition, we continue to evolve our leadership structure, including the recent naming of Marc Rowan as my successor as CEO. I have full confidence that Marc, along with Josh, Jim, Scott and our entire leadership team have the experience and acumen to lead our firm forward and continue to deliver industry leading returns.”
"Amidst great uncertainty and a volatile market backdrop, Apollo has once again demonstrated the durability and resilience of our FRE and the strength of our business model," said Josh Harris, Co-Founder. "This year, thanks to the hard work and collaboration among our deep bench of talent, we generated record inflows and invested record amounts of capital across our business."
Apollo issued a full detailed presentation of its fourth quarter and full year ended December 31, 2020 results, which can be viewed through the Stockholders section of Apollo’s website at http://www.apollo.com/stockholders.
Dividends
Apollo has declared a cash dividend of $0.60 per share of its Class A Common Stock for the fourth quarter ended December 31, 2020. This dividend will be paid on February 26, 2021 to holders of record at the close of business on February 19, 2021. Apollo intends to distribute to its Class A common stockholders on a quarterly basis substantially all of its distributable earnings after taxes and related payables in excess of amounts determined by the executive committee of its board of directors to be necessary or appropriate to provide for the conduct of its business and, at a minimum, a quarterly dividend of $0.40 per share.
Apollo has declared a cash dividend of $0.398438 per share of each of its Series A Preferred Stock and Series B Preferred Stock, which will be paid on March 15, 2021 to holders of record at the close of business on March 1, 2021.
The declaration and payment of dividends on Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock are at the sole discretion of the executive committee of Apollo Global Management, Inc.’s board of directors. Apollo cannot assure its stockholders that they will receive any dividends in the future.
Conference Call
Apollo will host a conference call on Wednesday, February 3, 2021 at 8:30 a.m. Eastern Time. During the call, members of Apollo’s senior management team will review Apollo’s financial results for the fourth quarter and full year ended December 31, 2020. The conference call may be accessed by dialing (833) 614-1406 (U.S. domestic) or +1 (914) 987-7127 (international), and providing conference call ID 9462279 when prompted by the operator. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast of the conference call will be available to the public on a listen-only basis and can be accessed through the Stockholders section of Apollo’s website at www.apollo.com.
Following the call, a replay of the event may be accessed either telephonically or via audio webcast. A telephonic replay of the live broadcast will be available approximately two hours after the live broadcast by dialing (855) 859-2056 (U.S. callers) or +1 (404) 537-3406 (non-U.S. callers), passcode 9462279. To access the audio webcast, please visit Events and Presentations in the Stockholders section of Apollo’s website at http://www.apollo.com.

About Apollo
Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo, among others. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.apollo.com.
Forward-Looking Statements
Effective September 5, 2019, Apollo Global Management, Inc. converted from a Delaware limited liability company named Apollo Global Management, LLC (“AGM LLC”) to a Delaware corporation named Apollo Global Management, Inc. (“AGM Inc.” and such conversion, the “Conversion”). This press release includes the results for AGM LLC prior to the Conversion and the results for AGM Inc. following the Conversion. In this press release, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to (a) AGM Inc. and its subsidiaries, including the Apollo Operating Group and all of its subsidiaries, following the Conversion and (b) AGM LLC and its subsidiaries, including the Apollo Operating Group and all of its subsidiaries, prior to the Conversion, or as the context may otherwise require. This press release may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new private equity, credit or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds and litigation risks, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While we are unable to accurately predict the full impact that COVID-19 will have on our results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, our compliance with these measures has impacted our day-to-day operations and could disrupt our business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2020 and quarterly report on Form 10-Q filed with the SEC on May 11, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.

Investor and Media Relations Contacts
For investor inquiries regarding Apollo, please contact:
Peter Mintzberg
Head of Investor Relations
Apollo Global Management, Inc.
212-822-0528
pmintzberg@apollo.com

Ann Dai
Investor Relations Manager
Apollo Global Management, Inc.
212-822-0678
adai@apollo.com

Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
212-822-0491
jrose@apollo.com

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